UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-52584	20-1132959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33583 Woodward Avenue, Birmingham, Michigan		48009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 723-7200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2012, Birmingham Bloomfield Bancshares, Inc. issued a press release announcing its results of operations and financial condition for and as of the three and nine month periods ended September 30, 2012, unaudited. The press release is furnished as Exhibit No. 99 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
99	Press release, dated October 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2012	BIRMINGHAM BLOOMFIELD BANCSHARES, INC.

/s/ Thomas H. Dorr
Thomas H. Dorr,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Press release, dated October 25, 2012.